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[FEDERAL MOGUL LOGO]                               August 12, 2002


Jonathan G. Katz
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

I, G. Michael Lynch, the Chief Financial Officer of Federal-Mogul Corporation ("Company"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of the Company and, except as corrected or supplemented in a subsequent covered report:

         . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         .  Annual Report on Form 10-K for the year ended December 31, 2001

         .  Quarterly Report on Form 10-Q for the quarter ended March 31, 2002

         .  Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

         .  Definitive Proxy Statement dated April 15, 2002

         .  Current Report on Form 8-K dated February 25, 2002

         .  Current Report on Form 8-K dated July 29, 2002


 Federal-Mogul Corporation . World Headquarters . 26555 Northwestern Highway .
                Southfield, Michigan 48034 . Tel. (248) 354-7700

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G. Michael Lynch
-------------------------------          Subscribed and sworn to
G. Michael Lynch                         before me this 12th of
Chief Financial Officer                  August, 2002.
August 12, 2002

                                         Patricia S. Finney
                                         ------------------------------------
                                         Notary Public

                                         My commission expires:




                                                   PATRICIA S. FINNEY
                                         Notary Public, Oakland County, Michigan
                                         My commission expires on July 17, 2003